Subsequent Events - Additional Information (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	2 Months Ended	3 Months Ended
	Sep. 07, 2012	Sep. 14, 2012	Sep. 05, 2012	Aug. 29, 2012
Subsequent Events (Abstract)
Dividend declared, per share				$ 0.015
Legal proceeds		$ 500
Legal settlement receivable			$ 5,000
Number Of Installments			17
Description of the reverse stock split	The Annual General Meeting of the Shareholders, held on September 7, 2012, approved the amendment of the Company's Second Amended and Restated Articles of Incorporation to effect a reverse stock split of the issued and outstanding common shares by a ratio of not less than one-for-five and more than one-for-fifteen. The exact ratio to be set at a whole number within this range will be determined by the Company's Board of Directors, which will also authorize the implementation of the reverse stock split.